CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying  Annual Report on Form 10-Q of  U S Canadian Minerals Inc for the fiscal quarter ended September 30, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)

the Quarterly  Report on Form 10-Q of U S Canadian Minerals Inc for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, fairly presents in all material respects, the financial condition and results of operations of

U S Canadian Minerals Inc

By:	Van der Bok Busboom
Title:	Principal Executive Officer and Director (Interim)
Date:	November 17, 2008

By:	Van der Bok Busboom
Title:	Principal Financial Officer
Date:	November 17, 2008